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                                                                     EXHIBIT 21



                        PharMerica, Inc. and Subsidiaries

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

      NAME                            STATE OF INCORPORATION               D/B/A
      ----                            ----------------------               -----
PharMerica, Inc.                       Delaware                    PharMerica, Inc.

Capstone Med, Inc.                     Delaware                    Capstone Med, Inc.
f/k/a DCMED, Inc.                                                  f/k/a DCMED, Inc.

PremierPharmacy, Inc.                  Delaware                    PremierPharmacy, Inc.
                                                                   d/b/a Capstone Pharmacy
                                                                   Services (Filed in New York)

Compuscript, Inc.                      New York                    Compuscript, Inc.

PharMerica Drug Systems, Inc.          Maryland                    PharMerica Drug Systems, Inc.

Management Systems of                  Delaware                    Management Systems of
America, Inc.                                                      America, Inc.

Hollins Manor I, LLC                   Virginia                    Hollins Manor I, LLC

Goot's Goodies, Inc.                   Arizona                     Goot's Goodies, Inc.

Southwest Pharmacies Inc.              Arizona                     Southwest Pharmacies Inc.
d/b/a Goot Pharmacy                                                d/b/a Goot Pharmacy

Goot Nursing Home Pharmacy, Inc.       Arizona                     Goot Nursing Home Pharmacy, Inc.

Goot's Pharmacy & Orthopedic Supply,   Arizona                     Goot's Pharmacy & Orthopedic
Inc.                                                               Supply, Inc.

Goot Westbridge Pharmacy, Inc.         Arizona                     Goot Westbridge Pharmacy, Inc.

Capstone Pharmacy of Delaware, Inc.    Maryland                    Capstone Pharmacy of Delaware, Inc.
f/k/a B.T. Smith, Inc.                                             f/k/a B.T. Smith, Inc.

Rombro's Drug Center, Inc.             Maryland                    Rombro's Drug Center, Inc.
                                                                   d/b/a MacGillivrays Pharmacy of
                                                                   Paca St. (Retail - will probably be
                                                                   closed 1/96)

Family Center Pharmacy, Inc.           Pennsylvania                Family Center Pharmacy, Inc.
                                                                   d/b/a Medical Arts Pharmacy -
                                                                   Institutional
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
Pharmacy Corporation of America        California                  Pharmacy Corporation of America

Tmesys, Inc.                           Florida                     Tmesys, Inc.

Express Pharmacy Services, Inc.        Florida                     Express Pharmacy Services, Inc.

Alliance Health Services, Inc.         Delaware                    Alliance Health Services, Inc.

Alliance Home Health Care, Inc.        Connecticut                 Alliance Home Health Care, Inc.

Brownstone Pharmacy, Inc.              Connecticut                 Brownstone Pharmacy, Inc.

Omni Med B, Inc.                       Connecticut                 Omni Med B, Inc.

Beverly Acquisition Corporation        Delaware                    Beverly Acquisition Corporation

Computran Systems, Inc.                Oregon                      Computran Systems, Inc.

Dunnington Drug, Inc.                  Delaware                    Dunnington Drug, Inc.

Dunnington Rx Services of Rhode        Rhode Island                Dunnington Rx Services of Rhode
Island, Inc.                                                       Island, Inc.

Dunnington Rx Services of              Massachusetts               Dunnington Rx Services of
Massachusetts, Inc.                                                Massachusetts

DD Wholesale, Inc.                     Massachusetts               DD Wholesale, Inc.

Pharmacy Corporation of America -      Delaware                    Pharmacy Corporation of America -
Massachusetts, Inc.                                                Massachusetts, Inc.

Healthcare Prescription                Indiana                     Healthcare Prescription
Services, Inc.                                                     Services, Inc.

Insta-Care Holdings, Inc.              Florida                     Insta-Care Holdings, Inc.

Insta-Care Pharmacy Services           Texas                       Insta-Care Pharmacy Services
Corporation                                                        Corporation

Pharmacy Dynamics Group, Inc.          Florida                     Pharmacy Dynamics Group, Inc.

Medical Health Industries, Inc.        Delaware                    Medical Health Industries, Inc.

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